EXHIBIT 23.1

                        CONSENT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

We hereby consent to the use in Amendment No. 1 to the Form S-1 Registration Statement of our report dated March 12, 2006, relating to the consolidated financial statements of American Dairy, Inc. for its fiscal years ended December 31, 2005, 2004 and 2003, which is incorporated by reference therein.

May 30, 2006

                       Murrell, Hall, McIntosh & Co., PLLP